UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Protective Life Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On June 16, 2014, Protective Life Corporation distributed the following list of Frequently Asked Questions to its customers:

Frequently Asked Questions: Protective Life Acquisition Announcement On June 3, 2014, Dai-ichi Life and Protective Life reached an agreement in which Dai-ichi Life will acquire Protective Life Corporation. These Frequently Asked Questions are designed to help you better understand this transaction. For additional information, please visit http://investor.protective.com. Q: What’s happening with Protective Life Corporation and Dai-ichi Life? A: Protective Life Corporation and Dai-ichi Life have reached an agreement in which Dai-ichi Life will acquire Protective Life Corporation. Under the agreement, Protective’s shareowners will receive $70.00 per share in cash, which represents a significant premium over Protective’s unaffected closing price on May 30, 2014. Q: Who is Dai-ichi Life? A: Dai-ichi Life is a highly respected, well-run company, based in Tokyo, Japan that is one of the top 20 global life insurers with operations throughout Japan, Australia, Vietnam, Indonesia, India and Thailand. There are approximately 67,000 Dai-ichi Life employees. Q: What will change for me as a Protective Life customer before and after this transaction? A: We don’t anticipate any day-to-day changes at Protective Life as a result of this transaction. While Dai-ichi Life will own Protective Life after the transaction closes, we expect to continue to operate business as usual in the same business lines and with the same mission and values we have always had. Q: Will this affect the Protective Life insurance policy or contract that I hold? A: No. Nothing about your policy or contract terms will change as a result of this announcement or the acquisition. Q: I’m currently in the process of purchasing a Protective Life policy or contract. What will happen now? A: Nothing about Protective’s purchase process or your policy or contract terms will change, and no impact to business with Protective Life is expected as a result of this announcement or the acquisition. Q: When will the acquisition be complete? A: We expect to close the transaction by the end of 2014 or early 2015, subject to Protective’s shareowners’ approval, regulatory approvals and other customary closing conditions. However, it is not uncommon for closings of this type of transaction to be delayed. From time to time, we may provide updated information, which can always be found at http://investor.protective.com. PLC.xxxx (06.14)

Q: Why is Dai-ichi Life interested in Protective Life? A: Although it has a presence in many countries, Dai-ichi Life does not currently have a retail presence in the U.S. to sell life, annuity and asset protection products. Dai-ichi Life expects Protective Life to be its U.S. growth platform, and be a vital part of its growth strategy through our continued sales and expansion of our products and distribution. Q: Why is Protective Life being sold? A: Protective Life was not looking for a buyer. However, the Protective Life Corporation Board of Directors felt that Dai-ichi Life presented a compelling offer that was in the best interest of our shareowners. Q: Will Protective Life’s name change? A: No. Protective Life will keep its name. Q: Will Protective Life still be financially strong? A: Protective Life Corporation had an unaffected stock closing price May 30, 2014 of $52.30. In our year-end 2013 earnings release we reported earnings of $4.26 per share which was above our plan of $3.80 per share. Protective Life is a well-run company with tremendous financial strength. This is a part of what made Protective an attractive company for Dai-ichi Life to use to launch their U.S. growth platform. Q: Where can I find more information? A: For more information visit http://investor.protective.com/ or talk to your financial advisor. PLC.xxxx (06.14) In connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER. The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec. gov. In addition, the Company’s stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investor.protective.com/ or by directing a request to: Protective Life Corporation 2801 Highway 280 South, Birmingham, AL 35223, Attn: Eva Robertson, (205) 268-3912, eva.robertson@protective.com. The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC. You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 9, 2013. Frequently Asked Questions Continued

Additional Information and Where to Find It

This filing may be deemed solicitation material in respect of the proposed acquisition of the Company by Dai-ichi.  In connection with the proposed merger transaction, the Company will file with the SEC and furnish to the Company’s stockholders a proxy statement and other relevant documents.  BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER AND THE PARTIES TO THE MERGER.  The Company’s stockholders will be able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov.  In addition, the Company’s stockholders may obtain a free copy of the Company’s filings with the SEC from the Company’s website at http://investor.protective.com/ or by directing a request to: Protective Life Corporation 2801 Highway 280 South, Birmingham, AL 35223, Attn: Eva Robertson, (205) 268-3912, eva.robertson@protective.com.

The directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposed merger.  Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposed merger will be set forth in the proxy statement and the other relevant documents to be filed with the SEC.  You can find information about the Company’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in its definitive proxy statement filed with the SEC on Schedule 14A on April 9, 2013.

Forward-looking Statements

Any statements in these materials that relate to future results and events are forward-looking statements based on the Company’s current expectations.  Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Risks, uncertainties and assumptions include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger due to the failure to obtain stockholder approval for the proposed merger or the failure to satisfy other conditions to completion of the proposed merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; (3) the failure of Dai-ichi to obtain the necessary financing arrangements to consummate the transaction; (4) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; and (5) the effect of the announcement of the proposed merger on the Company’s relationships with its distributors, operating results and business generally.

Actual results may differ materially from those indicated by such forward-looking statements.  In addition, the forward-looking statements represent the Company’s views as of the date on which such statements were made.  The Company anticipates that subsequent events and developments will cause its views to change.  However, although the Company may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so.  These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10—K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 28, 2014, under the heading “Item 1A—Risk Factors and Cautionary Factors that May Affect Future Results,” and in subsequent reports on Forms 10—Q and 8—K filed with the SEC by the Company.